          As filed with the Securities and Exchange Commission on March 20, 2007
                                                      1933 Act File No. 2-92915
                                                      1940 Act File No. 811-4096

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 46

                           AND REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 47


                         MFS(R) MUNICIPAL SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (617) 954-5000
           Susan S. Newton, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box)


         |X| immediately upon filing pursuant to paragraph (b)
         | | on [date] pursuant to paragraph (b)
         | | 60 days after filing pursuant to paragraph (a)(i)
         | | on [date] pursuant to paragraph (a)(i)
         | | 75 days after filing pursuant to paragraph (a)(ii) | | on [date] pursuant to paragraph (a)(ii) of rule 485


         If appropriate, check the following box:
         | | this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

EXPLANATORY NOTE

This Post-Effective Amendment No. 46 to the registration statement of MFS Municipal Series Trust (the "Trust") on Form N-1A (File Nos. 2-92915) is being filed to update the prospectus of Class A1 shares and Class B1 shares of the MFS Municipal Income Fund, an existing series of the Trust. This amendment does not affect the currently effective prospectuses or statement of additional information for other series and classes of the Trust's shares.

Class A1 Shares
Class B1 Shares
-------------------------------------------------------------------------------

MFS(R) MUNICIPAL INCOME FUND                                 PROSPECTUS 3/20/07


This Prospectus describes class A1 and class B1 of the MFS Municipal Income Fund. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is considered consistent with prudent investing while seeking protection of shareholders' capital. Class A shares, class B shares, and class C shares of the fund are offered through a separate prospectus.

TABLE OF CONTENTS
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RISK RETURN SUMMARY                                                         1
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EXPENSE SUMMARY                                                             7
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CERTAIN INVESTMENT STRATEGIES AND RISKS                                     9
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MANAGEMENT OF THE FUND                                                     10
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DESCRIPTION OF SHARE CLASSES                                               13
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HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES                                21
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OTHER INFORMATION                                                          28
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FINANCIAL HIGHLIGHTS                                                       32
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APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES                             A1


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

---------------------
I RISK RETURN SUMMARY
---------------------

o   INVESTMENT OBJECTIVE

    The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is considered consistent with prudent investing while seeking protection of shareholders' capital. The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES AND STRATEGIES

    The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax. This policy may not be changed without shareholder approval. To meet this policy, the fund may invest in municipal securities, which are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. The fund also may invest in participation interests in municipal securities, which are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank. The fund seeks to invest in municipal securities whose income is exempt from federal income tax. However, the interest income on certain of these municipal securities may be subject to alternative minimum tax. For a comparison of yields on municipal bonds and taxable securities see the Tax Equivalent Yield Table attached as Appendix B to this Prospectus.

      The fund focuses on municipal securities rated, or issued by issuers who have securities that are rated, in one of the top four credit ratings by credit rating agencies. The fund may invest in speculative securities, which are securities rated in the lowest investment grade category by credit rating agencies or which are unrated and considered by MFS to be comparable to speculative securities. The fund also may invest in lower rated bonds, commonly known as junk bonds, which are bonds assigned credit ratings below the four highest credit ratings by credit rating agencies or which are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), to be comparable to lower rated bonds.

      In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Municipal Securities Risk:

        > Interest Rate Risk: As with any fixed income security, the prices of municipal securities in the fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in the fund's portfolio will generally rise.

        > Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the fund's municipal security investments will affect the volatility of the fund's share price.

        > Credit Risk: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.

        > General Obligations and Revenue Obligations Risk: The fund may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. The fund may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects (such as building a hospital or toll roads, water and sewer projects, etc.), and are not backed by the full faith and credit of the municipal issuer. The fund may invest in excess of 25% of its assets in revenue bonds relating to any one specific industry (e.g., housing, healthcare, water and sewer, etc.). Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

        > Municipal Lease Obligations Risk: The fund's investments in municipal securities may include municipal lease obligations. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. When the fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases, payments under municipal leases do not have to be made unless the appropriate legislative body specifically approves money for that purpose.

    o Speculative Bonds Risk: Bonds rated in the lowest investment grade category (i.e., the fourth highest credit rating) by credit rating agencies are called speculative bonds. Speculative bonds are subject to a higher risk that the issuer will default on payments of principal and interest than higher rated investment grade bonds. Although the issuer's ability to make interest and principal payments appears adequate, an adverse change in economic conditions or other circumstances is more likely to cause a default by the issuer of a speculative bond than the issuer of a higher rated investment grade bond.

    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o Junk Bond Risk:

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and
    o returns before the deduction of taxes and returns after the deduction of certain taxes.

      Because the fund's class A1 and class B1 shares have not yet commenced operations, these classes do not have a performance record to report. As a result, the bar chart and the performance table show performance of the fund's class A shares, which are offered in a separate prospectus. Although the class A1, class B1, and class A shares would have similar annual returns (because they represent interests in the same portfolio of securities), class A1, class B1, and class A performance would differ to the extent that class A1 and class B1 have lower or higher expenses than class A. The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future.

      The performance information in the chart and table is based upon calendar year periods, while the performance information presented in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares, which are offered in a separate prospectus. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return.


                        1997                     9.63%
                        1998                     5.04%
                        1999                    (2.90)%
                        2000                     9.93%
                        2001                     4.08%
                        2002                     8.04%
                        2003                     5.91%
                        2004                     5.04%
                        2005                     3.97%
                        2006                     4.77%

    During the period shown in the bar chart, the highest quarterly return was 4.37% (for the calendar quarter ended September 30, 2002) and the lowest quarterly return was (2.03)% (for the calendar quarter ended June 30, 2004).

    PERFORMANCE TABLE


    This table shows how the average annual total returns before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/ or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, this table shows class A average annual total returns:

    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"); and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2006)
    ..........................................................................

                                                    1 Year   5 Years  10 Years

    RETURNS BEFORE TAXES

    Class A Shares, with Initial Sales Charge
    (4.75%)                                         (0.20)%     4.52%     4.78%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)

    Class A Shares' Return After Taxes on
      Distributions
      with Initial Sales Charge (4.75%)             (0.21)%     4.52%     4.76%

    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares
      with Initial Sales Charge (4.75%)               1.45%     4.57%     4.81%

        BENCHMARK COMPARISONS (RETURNS BEFORE TAXES)
    Lehman Brothers Municipal Bond Index+*            4.85%     5.53%     5.75%


    ----------
    + Source: FactSet Research Systems, Inc.
    * The Lehman Brothers Municipal Bond Index measures the municipal bond market.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts
    (IRAs). The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

      All performance results reflect any applicable expense sudsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


      The fund commenced investment operations on December 29, 1986, with the offering of class B shares, and subsequently offered class A shares on September 7, 1993 and class C shares on January 3, 1994.


      If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE


    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The annual operating expenses are based on expenses incurred during the fund's most recently completed fiscal year ended March 31, 2006. The fund's annual operating expenses may vary in future years.


    SHAREHOLDER FEES (fees paid directly from your investment):
    ..........................................................................

                                                             CLASS A1   CLASS B1
    Maximum Sales Charge (Load) Imposed on Purchases (as a
    percentage of offering price) ........................     4.75%        N/A

    Maximum Deferred Sales Charge (Load) (as a percentage
    of original purchase price or redemption proceeds,
    whichever is less) ................................... See Below(#)   4.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ...........................................................................

    Management Fees .......................................    0.55%      0.55%

    Distribution and Service (12b-1) Fees(1) ..............      N/A      0.76%


    Other Expenses(2)(4) ..................................    0.37%      0.37%
                                                               -----      -----
    Total Annual Fund Operating Expenses(2)(4)(5) .........    0.92%      1.68%

      Fee Reductions(3) ...................................  (0.25)%    (0.25)%
                                                               -----      -----
      Net Expenses(2)(4)(5) ...............................    0.67%      1.43%


    ----------
    (#) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A1 shares, or if you are investing through a retirement plan and your class A1 purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.
    (1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class B1 shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" below.

    (2) The fund had entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower.
    (3) MFS has agreed in writing to waive its management fee to 0.30% annually. This written agreement will continue until at least February 28, 2009. See "Management of the Fund - Investment Adviser" below.
    (4) Includes certain interest expenses and fees of 0.11% related to the fund's investments in inverse floating rate investments. Under accounting rules, the fund recognizes additional income in an amount equal to these expenses. Therefore, the fund's net asset values per share and performance have not been affected by these expenses. However, these expenses are included in the fund's "Total Annual Operating Expenses" and "Net Expenses" in the table above, and in the "Example of Expenses" below. Had these expenses and fees not been included, "Net Expenses" would have been 0.56% for Class A1 shares and 1.32% for Class B1 shares.
    (5) If approved by the shareholders of the MFS Municipal Bond Fund ("Municipal Bond Fund") at a special shareholder meeting scheduled for June, 2007, the fund will acquire the assets and liabilities of the Municipal Bond Fund pursuant to an agreement and plan of reorganization (the "Reorganization"). If the Reorganization occurs, MFS will agree in writing to bear the fund's expenses such that "Net Expenses" do not exceed 0.49% for Class A1 shares and 1.25% for Class B1 shares for a period of one year from the closing date of the Reorganization. This written agreement will exclude taxes, brokerage and transaction costs, currency conversion costs, extraordinary expenses, and expenses associated with the Fund's investing activities.

o   EXAMPLE OF EXPENSES


    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary - Expense Table" above).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                           YEAR 1     YEAR 3    YEAR 5   YEAR 10
    -------------------------------------------------------------------------


    Class A1 shares                        $540       $708     $  914    $1,510

    Class B1 shares(1)
      Assuming redemption at end of
        period                             $546       $782     $1,066    $1,743
      Assuming no redemption               $146       $482     $  866    $1,743


    ----------
    (1) Class B1 shares convert to Class A1 shares approximately eight years after purchase; therefore, years nine and ten reflect Class A1 expenses.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    The fund may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the fund and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the fund's transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective.

      Interest income from these short-term investments will be taxable to shareholders as ordinary income. The fund's defensive investment position may not be effective in protecting its value.

o   ACTIVE AND FREQUENT TRADING

    MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies. Frequent trading can result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle. Frequent trading also increases transaction costs, which may reduce the fund's return.

-------------------------
IV MANAGEMENT OF THE FUND
-------------------------

o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $187 billion as of December 31, 2006. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


      MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution.

      For the fiscal year ended March 31, 2006, the fund paid MFS an effective management fee equal to 0.30% annually of the fund's average daily net assets. The management fee set forth in the Investment Advisory Agreement is 0.55% annually of the fund's average daily net assets. MFS has agreed in writing to reduce its management fee to 0.30% annually of the fund's average daily net assets. MFS has agreed to maintain this management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.

      A discussion regarding the basis for the Board of Trustees" approval of the Investment Advisory Agreement between the fund and MFS is available in the fund's most recent semi-annual report to shareholders for the period ended September 30.

      Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS" internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this matter. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

      The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs
    v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and other named defendants continue to defend the various lawsuits.

    DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI. In addition, by clicking on a fund name under "Select a Fund" on the MFS website (MFS.COM), the following information is generally available to you:

    INFORMATION                          APPROXIMATE DATE OF POSTING TO WEBSITE
    -----------                          --------------------------------------


    Fund's top 10 securities holdings
      as of each month's end             14 days after month end
    Fund's full securities holdings
      as of each month's end             24 days after month end

      If a fund has substantial investments in both equity securities and debt instruments, the fund's top ten equity holdings and top ten debt holdings will be made available. In addition, for funds that primarily invest in shares of other MFS funds, all of the securities holdings of the fund in shares of other MFS funds, the top ten aggregated equity holdings within the underlying MFS funds, and the top ten aggregated debt holdings within the underlying MFS funds will be made available.


      Note that the fund or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

o   PORTFOLIO MANAGER

    Information regarding the portfolio manager of the fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.


    PORTFOLIO MANAGER   PRIMARY ROLE     SINCE      TITLE AND FIVE YEAR HISTORY
    -----------------   ------------     -----      ---------------------------


    Geoffrey L.          Portfolio        2000    Senior Vice President of MFS;
    Schechter             Manager                 employed in the investment
                                                  management area of MFS since
                                                  1993.

o   ADMINISTRATOR

    MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

o   SHAREHOLDER SERVICING AGENT


    MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. Under the Agreement, MFSC may receive a fee based on the costs it incurs in providing these services, including payments made to affiliated and unaffiliated service providers that provide certain accounting, network, subtransfer agent and other shareholder services (shareholder servicing payments) and out-of-pocket expenses, plus a target profit margin.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------

    The fund offers class A1 and class B1 shares through this prospectus. The fund also offers class A, class B, and class C shares, which are made available through a separate prospectus provided to investors eligible to purchase them. Class A1 and class B1 shares are available only to shareholder accounts opened in the fund in connection with the fund's acquisition of all the assets and certain stated liabilities of MFS Municipal Bond Fund pursuant to an agreement and plan of reorganization. Class A1 and class B1 shareholders of the fund can purchase additional class A1 and class B1 shares through accounts opened in connection with the reorganization. However, once a class A1 or class B1 shareholder has closed their account in the fund, they will be prohibited from purchasing class A1 or class B1 shares in the future.


o   SALES CHARGES

    You may be subject to an initial sales charge when you purchase class A1 shares, or a contingent deferred sales charge (CDSC) when you redeem, class A1 or class B1 shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived, and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial intermediary (the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial intermediary may receive commissions or other payments which are paid from various sources, such as from the sales charges paid from your investment, Rule 12b-1 distribution and service fees, or administrative fees payable by the funds, or otherwise from MFS or MFD out of their own resources. See the discussion under the caption "Financial Intermediary Support Payments" below and the SAI for details.

o   CLASS A1 SHARES

    You may purchase class A1 shares at net asset value plus an initial sales charge (referred to as the offering price). In some cases you may purchase class A1 shares without an initial sales charge but subject to a 1.00% CDSC upon redemption within 12 months of your purchase.

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A1 shares differs depending upon the amount you invest, as follows:

                                                SALES CHARGE* AS PERCENTAGE OF:
                                               --------------------------------
                                                  Offering        Net Amount
    Amount of Purchase                              Price          Invested

    Less than $50,000                                4.75%            4.99%
    $50,000 but less than $100,000                   4.25             4.44
    $100,000 but less than $250,000                  3.75             3.90
    $250,000 but less than $500,000                  2.75             2.83
    $500,000 but less than $1,000,000                2.00             2.04
    $1,000,000 or more                              None**           None**

    ----------
     * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** A 1% CDSC will apply to such purchases, as discussed below.

    Please see "Class A1 Sales Charge Waivers or Reductions" below for additional information.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A1 shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase. Please see "Class A1 Sales Charge Waivers or Reductions" below for additional information.

o   CLASS A1 SALES CHARGE WAIVERS OR REDUCTIONS

    Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A1 shares may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available to you free of charge, and on the funds' website at MFS.COM. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts or certain accounts that you maintain with your financial intermediary. You must inform your financial intermediary or MFSC of your intention to invest in the fund under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial intermediary.

                                                   INVESTMENTS ELIGIBLE FOR:
                                                --------------------------------
                                               WAIVED SALES    REDUCED INITIAL
    PROGRAM                                       CHARGE         SALES CHARGE

    Letter of Intent                                                  X
    Right of Accumulation                                             X
    Automatic Exchange Plan                         X*
    Exchange Privilege                              X*
    Dividend Reinvestment                           X
    Distribution Investment Program                 X
    Other Sales Charge Waivers                      X

    ----------
    * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.

    LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A1 shares if you commit to invest a specific dollar amount, based on the gross amount of your investments (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund, a bank collective investment trust) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI, you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.

      Only purchases made at the same time as or after the LOI may be included under your LOI commitment amount. However, for an LOI executed prior to May 1, 2006, you may request that purchases made during the 90 days prior to your execution of the LOI be included under your LOI commitment amount. You or your financial intermediary must inform the fund or its agent that the LOI is in effect each time shares of a fund are purchased.

    RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A1 shares by aggregating the total dollar amount of your investment with the value of your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

      LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed
      Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

      Eligible accounts that you may link under a LOI and ROA may include:

        o Individual accounts;

        o Joint accounts;

        o Trust accounts of which you, your spouse or child under the age of 21 is the grantor;

        o MFS 529 College Savings Plan accounts;

        o Certain single-participant retirement plan accounts;

        o Certain Individual Retirement Accounts;

        o UGMA/UTMA accounts; and

        o Accounts held in the name of your financial intermediary on your behalf except accounts investing in W shares of certain MFS funds.

        In order to link such accounts under a LOI or ROA, the broker-dealer at the time of your current purchase must be the broker-dealer for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

      o Shares held indirectly through financial intermediaries other than the broker-dealer for your current purchase (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

      o Shares held directly in a MFS fund account on which the broker-dealer is different than the broker-dealer for your current purchase.

        It is your responsibility to inform the broker-dealer for your current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker-dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker-dealer) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.

      SPECIAL NOTE FOR LOI OR ROA ELIGIBLE ACCOUNTS LINKED PRIOR TO MAY 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006 will remain linked to the extent the broker-dealer information for such accounts is not modified. In the event you change the broker-dealer for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in your account in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for class A shares of other MFS funds. Exchanges will generally be made at net asset value without any sales charges or redemption fee (if applicable). A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.

    DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into class A shares of another MFS fund without paying a sales charge.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A1 shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The funds reserve the right to eliminate, modify and add waivers at any time without prior notice.

o   CLASS B1 SHARES

    You may purchase class B1 shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B1 shares have annual distribution and service fees up to a maximum of 1.00% of average daily net assets.


    The CDSC is imposed according to the following schedule:


                                                            CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                          SALES CHARGE
    ---------------------------------------------------------------------------

    First                                                           4%
    Second                                                          4%
    Third                                                           3%
    Fourth                                                          3%
    Fifth                                                           2%
    Sixth                                                           1%
    Seventh and following                                           0%

    If you hold class B1 shares for approximately eight years, they will convert to class A1 shares of the fund. All class B1 shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B1 shares in your account convert to class A1 shares, a proportionate number of the class B1 shares in the sub-account will also convert to class A1 shares. Please see "Class B1 Sales Charge Waivers or Reductions" below for additional information.

o   CLASS B1 SALES CHARGE WAIVERS OR REDUCTIONS

    Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. You can also find additional information about these programs and waivers in the SAI, which is available to you free of charge, and on the funds' website at MFS.COM. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in your account in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for class B shares of other MFS funds. Exchanges will generally be made at net asset value without any sales charges or redemption fee (if applicable). A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into class B shares of another MFS fund without paying any sales charge.


    SYSTEMATIC WITHDRAWAL PLAN. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of class A1 or class B1 shares. For class B1 shares, you may incur a CDSC when class B1 shares are redeemed under the plan (or plans if more than one plan is established) if amounts greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (with respect to class B1 shares, determined at the time of your first withdrawal under the plan(s) or January 1, 2007, whichever is later and reset annually thereafter). For class A1 shares, you may incur a CDSC when class A1 shares are redeemed under this plan.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B1 shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g. affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The funds reserve the right to eliminate, modify and add waivers at any time and without prior notice.


o   CALCULATION OF CDSC

    As discussed above, certain investments in class A1 and class B1 shares will be subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month. For example, the 1.00% CDSC on class B1 shares purchased on August 10 will expire at the close of business on July 31 of the following calendar year.

      No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.

o   DISTRIBUTION AND SERVICE FEES

    The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and service fees to support the sale and distribution of class B1 shares, and the services provided by financial intermediaries. These annual distribution and service fees for class B1 shares may equal up to 1.00% (consisting of a 0.75% distribution fee and a 0.25% service fee). These fees are paid out of the assets of class B1 shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than paying other types of sales charges. The 0.25% per annum class B1 service fee is paid by the fund only during the first year after you purchase class B1 shares; thereafter, payment of class B1 service fee is currently not being imposed and may be imposed only with the approval of the Board of Trustees which oversees the fund. For more information regarding the fund's Rule 12b-1 plan, see the SAI.

o   FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

    The financial intermediary through which you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution and service fees, administrative service fees and third-party administrative and record keeping service fees, to the extent applicable and as described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial intermediaries as incentives to market the MFS funds or to cooperate with MFD's promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.


      In addition, financial intermediaries may receive payments from MFD from MFD's own additional resources as incentives to market the MFS funds, to cooperate with MFD's promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

      These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary's retail distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

      You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund's purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries' sales of shares of a MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------

    You may purchase, exchange and redeem shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes."


o   HOW TO PURCHASE SHARES


    INITIAL PURCHASE. Accounts in class A1 and class B1 shares will be established only in connection with the fund's acquisition of the assets of MFS Municipal Bond Fund pursuant to an agreement and plan of reorganization.


      Purchases of class B and class B1 shares are subject to a total account value limitation at the time of purchase of $99,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for class B and class B1, you will not be able to purchase class B or class B1, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included. Please see the discussion under "Linking Accounts for LOI and ROA" above.

      The fund or its agents may at their discretion accept a purchase request for class B or class B1 shares that would otherwise exceed the total account value limitation of $99,999, under certain circumstances including but not limited to purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.


    ADDING TO YOUR ACCOUNT. Class A1 and class B1 shares are available only to shareholder accounts opened in connection with the fund's acquisition of the assets and certain stated liabilities of the MFS Municipal Bond Fund. Class A1 and class B1 shareholders of the fund will be able to purchase additional class A1 or class B1 shares through accounts opened in connection with the reorganization. However, once a class A1 or class B1 shareholder has closed their account, they will be prohibited from purchasing class A1 or class B1 shares in the future. There are several easy ways you can make additional investments to your account:


    o send a check with the returnable portion of your statement;

    o ask your financial intermediary to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account. The maximum purchase amount for this method is $100,000. You must elect this privilege on your account application if you wish to use it.

      Generally there is no minimum for additional investments except there is generally a $50 minimum for additional investments by check and through automatic exchange plans.

    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a day, the investment will automatically occur on the first business day of the month.

    TRANSFER ON DEATH REGISTRATIONS. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC's other requirements for transfer on death registrations.

    VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certains steps to verify that the account information you provide is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.

o   HOW TO EXCHANGE SHARES

    EXCHANGE PRIVILEGE. You can exchange your class A1 or class B1 shares for class A or class B shares, respectively, of certain other MFS funds at net asset value by having your financial intermediary process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). MFS may waive the minimum exchange amount for certain types of investors and investments. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; however, the acquired shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares. Therefore, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC or redemption fee (if applicable), depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.


      Exchanges of class A or class B shares of certain other MFS funds for class A1 and class B1 shares of the fund, respectively, are not permitted.


      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make certain exchanges between the MFS Funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Please call MFSC for information concerning these sales charges and transactions involving the MFS Fixed Fund.

      Exchanges may be subject to certain limitations and are subject to the MFS Funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations". You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

    GROUP EXCHANGES. The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients ("group exchange orders"). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds' agents will enforce a policy to reject any group exchange order received by the funds or their agents after 1:00 p.m. (Eastern time). In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

o   HOW TO REDEEM SHARES

    You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (please see back cover page for address and telephone number).

      Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to seven days from the purchase date. Other limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations."

    REDEEMING DIRECTLY THROUGH MFSC.

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds mailed to the address of record on the account (depending on the amount redeemed and subject to certain conditions). You can also call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege, you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

    o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account by contacting MFSC via the Internet at MFS.COM (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.


    o SYSTEMATIC WITHDRAWAL PLAN. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of class A1 or class B1 shares. For class B1 shares, you may incur a CDSC when class B1 shares are redeemed under the plan (or plans if more than one plan is established) if amounts greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (with respect to class B1 shares, determined at the time of your first withdrawal under the plan(s) or January 1, 2007, whichever is later and reset annually thereafter). For class A1 shares, you may incur a CDSC when class A1 shares are redeemed under this plan.

    o FREE CHECKWRITING. You may redeem your class A1 shares by writing checks against your account. Checks must be for at least $500 and investments made by check must have been in your account for at least seven days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (please see back cover page for address and telephone number).


      Shares in your account equal in value to the amount of the check plus the applicable CDSC (if applicable), redemption fee (if applicable) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will not be honored.

    REDEEMING THROUGH YOUR FINANCIAL INTERMEDIARY. You can call your financial intermediary to process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

o   OTHER CONSIDERATIONS


    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. The Board of Trustees of the MFS funds has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

    GENERAL PURCHASE AND EXCHANGE LIMITATION POLICIES. The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC's judgment, such delay would be in that fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset values at the conclusion of the delay period.

    SPECIFIC EXCHANGE AND PURCHASE LIMITATION POLICIES. Under the MFS Funds' purchase and exchange limitation policy, MFSC will generally restrict, reject or cancel purchase and exchange orders if MFSC determines that an accountholder has made two exchanges, each in an amount of $5,000 or more, out of an account in an MFS fund during a calendar quarter ("two exchange limit"). This policy does not apply to exchanges:

    o out of the MFS money market funds; or

    o initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).

      In circumstances where shareholders hold shares through financial intermediaries, the MFS funds may rely upon the financial intermediary's policy to restrict frequent trading and its monitoring of such policy in lieu of the MFS funds' two-exchange limit if MFSC believes that the financial intermediary's policy is reasonably designed to identify and curtail trading activity that is not in the best interests of the fund.

      In addition, MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading in multiple accounts under common ownership, control, or influence to be trading out of a single account.

      Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., a shareholder who on the same day exchanges $6,000 from one MFS fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

    LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL FREQUENT TRADING PRACTICES. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices. The ability of MFSC to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

      MFSC receives purchase, exchange, and redemption orders through certain financial intermediaries that hold omnibus accounts with an MFS fund. Omnibus account arrangements are common forms of holding shares of MFS funds, particularly among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisers, and variable insurance products. A financial intermediary's policy restricting frequent trading may be more or less restrictive than the MFS funds' policies, may permit certain transactions not permitted by the MFS funds' policies, or prohibit transactions not subject to the MFS funds' policies.

      MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder has violated the two exchange limit or is otherwise engaged in frequent trading. However, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. If MFSC detects suspicious trading activity at the omnibus level it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder-level frequent trading. In certain instances, a financial intermediary may be unwilling or unable to provide MFSC with information about underlying shareholder level activity.

      If frequent trading is identified, MFSC will take appropriate action. MFSC's ability to monitor and deter frequent trading in omnibus accounts at the underlying shareholder level is dependent upon the capability and cooperation of the financial intermediary. Accordingly, depending upon the composition of a fund's shareholder accounts, the level of cooperation provided by the financial intermediary and in light of efforts made by certain shareholders to evade these limitations, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund's shareholders. You should consult your financial intermediary regarding the application of these limitations and whether your financial intermediary imposes any additional or different limitations.

    FREQUENT TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

      In addition, to the extent that the fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.

      To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

    IN-KIND DISTRIBUTIONS. The MFS Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund will pay, during any 90-day period, your redemption proceeds in cash when the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS Funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

---------------------
VII OTHER INFORMATION
---------------------

o   PRICING OF FUND SHARES

    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

    o MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

    o your financial intermediary receives your order by the valuation time and transmits your order to MFSC.

      To determine net asset value, the fund's investments for which reliable market quotations are readily available are valued at market value. Certain short-term debt instruments are valued at amortized cost.

      The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

      Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

      In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

o   DISTRIBUTIONS

    The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.

o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

      o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

      o Dividend distributions in cash; capital gain distributions in additional shares; or

      o Dividend and capital gain distributions in cash


      The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

o   TAX CONSIDERATIONS


    The following discussion is very general. You are urged to consult your tax advisor regarding the effect that an investment in the fund may have on your particular tax situation, including possible foreign, state and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.


      The fund expects to distribute substantially all of its income and gains annually. You may received three different types of distributions from the fund: exempt-interest dividends, ordinary dividends, and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. (The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates.) Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.


      Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

      The fund's investments in certain debt instruments may cause the fund to recognize taxable income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

      If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. In addition, an investment in the fund may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

      Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011.

      The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

o   ANTI-MONEY LAUNDERING RESTRICTIONS

    Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC and redemption fee will be assessed upon redemption of your shares.

o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS

    The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-------------------------
VIII FINANCIAL HIGHLIGHTS
-------------------------


    The financial highlights tables are intended to help you understand a fund's financial performance for the past five years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. Since class A1 and class B1 shares have no operational history, financial highlights have been provided for class A shares, which are offered in a separate prospectus. This information (with the exception of the semi-annual period ended September 30, 2006) has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Deloitte & Touche LLP.

                                             SIX MONTHS                               YEARS ENDED 3/31
                                                  ENDED      ------------------------------------------------------------------
CLASS A                                         9/30/06            2006           2005           2004         2003         2002
                                            (UNAUDITED)
Net asset value, beginning of period           $   8.53        $   8.58       $   8.70       $   8.54     $   8.32     $   8.54
                                               --------        --------       --------       --------     --------     --------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (d)                      $   0.20        $   0.41       $   0.42       $   0.41     $   0.41     $   0.44
Net realized and unrealized gain (loss)
on investments                                     0.07           (0.06)         (0.13)          0.17         0.25        (0.20)
                                               --------        --------       --------       --------     --------     --------
Total from investment operations               $   0.27        $   0.35       $   0.29       $   0.58     $   0.66     $   0.24
                                               --------        --------       --------       --------     --------     --------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
From net investment income                     $  (0.20)       $  (0.40)      $  (0.41)      $  (0.42)    $  (0.44)    $  (0.46)
                                               --------        --------       --------       --------     --------     --------
Net asset value, end of period                 $   8.60        $   8.53       $   8.58       $   8.70     $   8.54     $   8.32
                                               ========        ========       ========       ========     ========     ========
Total return (%) (r)(s)(t)                         3.21(n)         4.18           3.49           6.94         8.00         2.78
                                               --------        --------       --------       --------     --------     --------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
Expenses before expense reductions (f)             1.21(a)         1.17           1.04           1.04         1.05         1.15
Expenses after expense reductions (f)              0.96(a)         0.92           0.79           0.88         0.90         0.91
Expenses after expense reductions and
excluding interest and fees (f)(l)                 0.81(a)         0.81           0.79           0.88         0.90         0.91
Net investment income                              4.73(a)         4.71           4.90           4.80         4.85         5.12
Portfolio turnover                                    4               9              8              9           13           15
Net assets at end of period (000 omitted)      $244,821        $240,212       $241,850       $264,797     $274,442     $276,719

NOTES

Any redemption fees charged by the fund during the 2005 fiscal year resulted in a per share impact of less than $0.01.
(a) Annualized.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(l) Interest expense and fees relate to payments made to the holder of the floating rate certificate from Trust assets.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.


----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the MFS(R) Municipal Income Fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (x) mark. However, the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
                x fund uses, or currently     -- permitted, but fund does
    SYMBOLS       anticipates using              not currently anticipate using
    --------------------------------------------------------------------------

    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                   x
        Corporate Asset-Backed Securities                          --
        Mortgage Pass-Through Securities                           --
        Stripped Mortgage-Backed Securities                        --
      Corporate Securities                                          x
      Loans and Other Direct Indebtedness                           x
      Lower Rated Bonds                                             x
      Municipal Bonds                                               x
      U.S. Government Securities                                    x
      Variable and Floating Rate Obligations                        x
      Zero Coupon Bonds                                             x
    Equity Securities                                               x
    Foreign Securities Exposure
      Brady Bonds                                                  --
      Depositary Receipts                                          --
      Dollar-Denominated Foreign Debt Securities                   --
      Emerging Markets                                             --
      Foreign Securities                                           --
    Forward Contracts                                              --
    Futures Contracts                                               x
    Indexed Securities/Structured Products                          x
    Inverse Floating Rate Obligations                               x
    Investment in Other Investment Companies
      Open-End Funds                                                x
      Closed-End Funds                                              x
    Lending of Portfolio Securities                                 x
    Leveraging Transactions
      Bank Borrowings                                              --
      Mortgage "Dollar-Roll" Transactions                           x
      Reverse Repurchase Agreements                                --
    Options
      Options on Foreign Currencies                                --
      Options on Futures Contracts                                  x
      Options on Securities                                         x
      Options on Stock Indices                                     --
      Reset Options                                                 x
      "Yield Curve" Options                                         x
    Repurchase Agreements                                           x
    Short Sales                                                    --
    Short Term Instruments                                          x
    Swaps and Related Derivative Instruments                        x
    Temporary Borrowings                                            x
    Temporary Defensive Positions                                   x
    "When-Issued" Securities                                        x

MFS(R) MUNICIPAL INCOME FUND


SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Municipal Income Fund, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

IF YOU WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated August 1, 2006, provides more detailed information about the fund and is incorporated into this prospectus by reference.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

    MFS Service Center, Inc.
    500 Boylston Street
    Boston, MA 02116-3741
    Telephone: 1-800-225-2606
    Internet: MFS.COM

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    100 F Street, NE
    Room 1580
    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

    The fund's Investment Company Act file number is 811-4096.

                          MFS(R) MUNICIPAL INCOME FUND
                 SUPPLEMENT DATED MARCH 20, 2007 TO THE CURRENT
                  STATEMENT OF ADDITIONAL INFORMATION - PART I

APPENDIX F IS HEREBY RESTATED AS FOLLOWS:

SHARE OWNERSHIP
OWNERSHIP BY TRUSTEES AND OFFICERS

As of March 15, 2007, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by the current Trustee, as of December 31, 2006.

The following dollar ranges apply:

         N. None
         A. $1 - $10,000
         B. $10,001 - $50,000
         C. $50,001 - $100,000
         D. Over $100,000

                                                       AGGREGATE DOLLAR
                                                       RANGE OF EQUITY
                              DOLLAR RANGE OF       SECURITIES IN ALL MFS
                             EQUITY SECURITIES          FUNDS OVERSEEN
    NAME OF TRUSTEE               IN FUND                 BY TRUSTEE
    ---------------          -----------------      ---------------------

INTERESTED TRUSTEES
Robert J. Manning                    N                        D
Robert C . Pozen                     N                        D

NON-INTERESTED TRUSTEES
Robert E. Butler                     N                        D
Lawrence H,. Cohn, M.D.              N                        D
David H. Gunning                     N                        D
William R. Gutow                     N                        D
Michael Hegarty                      N                        D
J. Atwood Ives                       N                        D
Lawrence T. Perera                   N                        D
J. Dale Sherratt                     N                        D
Laurie J. Thomsen                    N                        D
Robert W. Uek                        N                        D

25% OR GREATER OWNERSHIP

The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of March 15, 2007, and are therefore presumed to control the Fund. All holdings are of record unless indicated otherwise.

                       JURISDICTION OF
NAME AND ADDRESS       ORGANIZATION (IF
   OF INVESTOR            A COMPANY)           PERCENTAGE OWNERSHIP
----------------       ----------------        --------------------

None

5% OR GREATER OWNERSHIP OF SHARE CLASS

The following table identifies these investors who own 5% or more of any class of the Fund's shares as of March 15, 2007. All holdings are of record unless indicated otherwise.

   NAME AND ADDRESS OF INVESTOR OWNERSHIP                  PERCENTAGE

Merrill Lynch Pierce Fenner and Smith, Inc.         6.10% of Class A shares
for the Sole Benefit of its Customers               14.66% of Class B shares
4800 Deer Lake Drive E                              9.10% of Class C shares
Jacksonville, FL  32246-6484

CitiGroup Global Markets, Inc.                      5.28% of Class B shares
333 W. 34th Street                                  7.94% of Class C shares
New York, NY  10001

                 THE DATE OF THIS SUPPLEMENT IS MARCH 20, 2007.

                          MFS(R) MUNICIPAL INCOME FUND
                 SUPPLEMENT DATED MARCH 20, 2007 TO THE CURRENT
                 STATEMENT OF ADDITIONAL INFORMATION - PART II

THE FIRST PARAGRAPH IN THE SECTION ENTITLED "III - SALES CHARGES AND WAIVERS" IS HEREBY RESTATED AS FOLLOWS:

III. SALES CHARGE WAIVERS
In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of Class A, Class A1, and Class 529A shares, and the CDSC paid to MFD and imposed upon redemptions of Class A, Class A1, Class B, Class B1, Class C, Class 529B and Class 529C shares are waived. These circumstances are described in Appendix C of this Part II. The Fund, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time in their discretion.

THE FIRST PARAGRAPH IN THE SECTION ENTITLED "IV - DISTRIBUTION PLAN" IS HEREBY RESTATED AS FOLLOWS:

IV. DISTRIBUTION PLAN
The Trustees have approved a plan in accordance with Rule 12b-1 under the 1940 Act for Class A, Class B, Class B1, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4, Class W and Class J shares (the "Distribution Plan"). The Fund has not adopted a Distribution Plan with respect to its Class A1, Class I or Class R5 shares. In approving the Distribution Plan, the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements relating to the Distribution Plan ("Distribution Plan Qualified Trustees"), concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

IN THE SECTION ENTITLED "IV - DISTRIBUTION PLAN", THE FOLLOWING HAS BEEN ADDED TO THE TABLE REGARDING THE MAXIMUM DISTRIBUTION AND SERVICE FEES PAID TO MFD:

                                                             MAXIMUM TOTAL
                         MAXIMUM            MAXIMUM        DISTRIBUTION AND
       CLASS        DISTRIBUTION FEE      SERVICE FEE         SERVICE FEE

      Class B1            0.75%              0.25%               1.00%

THE SECTION ENTITLED "SERVICE FEES" UNDER THE CAPTION "IV - DISTRIBUTION PLAN" IS HEREBY RESTATED AS FOLLOWS:

SERVICE FEES
The Distribution Plan provides that the Fund may pay MFD a service fee based on the average daily net assets attributable to the Designated Class (i.e., Class A, Class B, Class B1, Class C, Class 529A, Class 529B, Class 529C, Class R, Class R1, Class R2, Class R3, Class R4 or Class J shares, as appropriate) annually. Class W shares do not pay a service fee. MFD may, at its discretion, retain all or a portion of such payments or pay all or a portion of such payments to financial intermediaries. Service fees compensate MFD and/or financial intermediaries for shareholder servicing and account maintenance activities, including, but not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. Financial intermediaries may from time to time be required to meet certain criteria in order to receive service fees.

IN THE SECTION ENTITLED "WAIVERS OF SALES CHARGES" IN APPENDIX C, ALL REFERENCES TO CLASS A SHARES SHALL APPLY TO CLASS A1 SHARES, AND ALL REFERENCES TO CLASS B SHARES SHALL APPLY TO CLASS B1 SHARES.

IN THE SECTION ENTITLED "FINANCIAL INTERMEDIARY COMPENSATION" IN APPENDIX D, ALL REFERENCES TO CLASS A SHALL APPLY TO CLASS A1, AND ALL REFERENCES TO CLASS B SHALL APPLY TO CLASS B1.

                 THE DATE OF THIS SUPPLEMENT IS MARCH 20, 2007.

The Statement of Additional Information of MFS Municipal Income Fund, dated August 1, 2006, as supplemented from time to time, is hereby incorporated by reference to the Registrant's Post-Effective Amendment No. 41 filed with the SEC via EDGAR on July 27, 2006, and is supplemented by the Supplements enclosed herewith.

                           MFS MUNICIPAL SERIES TRUST
                           --------------------------

                          MFS(R) MUNICIPAL INCOME FUND

                                     PART C

ITEM 23. EXHIBITS


         1 (a) Amended and Restated Declaration of Trust, dated
               December 16, 2004.  (19)

           (b) Certification of Amendment to the Declaration of Trust - Establishment and Designation of Classes A1 and B1 in MFS Municipal Income Fund, dated November 28, 2006; filed herewith.


         2 (a) Master Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004. (18)


           (b) Appendix A, dated June 28, 2005 as revised February 27, 2007, to the Master Amended and Restated By-Laws, dated January 1, 2002.
               (3)


         3     Form of Share Certificate for Class A, B and C Shares. (2)

         4 (a) Investment Advisory Agreement, dated January 1, 2002. (7)

           (b) Appendix A, as revised September 30, 2003, to the Investment Advisory Agreement, dated January 1, 2002. (9)

           (c) Appendix B, as revised September 30, 2003, to the Investment Advisory Agreement, dated January 1, 2002. (9)

         5 (a) Amended and Restated Distribution Agreement for the MFS
               Municipal Series Trust, dated January 1, 1995. (1)


           (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD") and a dealer as of September, 2004; The Mutual Fund Agreement between MFD and a trust institution effective May 2002; Mutual Fund Agreement; Supplement to Mutual Fund Agreement; Amended and Restated MFS Serviced Plan Supplement to Dealer or Mutual Fund Agreement; Notice of Amendment to Dealer or Mutual Fund Agreement effective March 2005; and Rule 22c-2 Supplement to Dealer Agreement or Mutual Fund Agreement. (8)


         6 (a) Retirement Plan for Non-Interested Person Trustees, as amended and restated February 10, 1999. (4)

           (b) Amendment to the Retirement Plan for Non-Interested Person Trustees, dated July 1, 2002. (13)

         7 (a) Master Custodian Agreement between the Registrant and State
               Street Bank and Trust Company, dated July 2, 2001. (15)

           (b) Exhibit A, dated July 26, 2006, to the Master Custodian Contract between Registrant and State Street Bank and Trust Company and to the Global Custody Agreement with JP Morgan Chase Bank, each dated July 2, 2001, to include MFS Sector Rotational Fund. (21)

           (c) Amendment No. 2, dated May 2, 2003, to the Master Custodian Agreement with State Street Bank and Trust Company. (21)


           (d) Revised Schedule A as of September 30, 2005, to the Amendment No. 2, dated May 2, 2003, to the Master Custodian Agreement, dated July 2, 2001, with State Street Bank and Trust Company.
               (5)

           (e) Amendment, dated December 28, 2004, to the Master Custodian Contract with State Street Bank and Trust Company. (16)


         8 (a) Shareholder Servicing Agent Agreement, dated August 1, 1985. (2)


           (b) Amendment, dated April 1, 2003, to Exhibit B of the Shareholder Servicing Agent Agreement to amend fee schedule. (11)


           (c) Amendment to Shareholder Servicing Agreements, dated February 22, 2005. (20)

           (d) Master Administrative Services Agreement dated March 1, 1997, as amended and restated August 1, 2006. (12)


           (e) Appendix A, as revised February 27, 2007, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2006. (3)


         9 (a) Opinion and Consent of Counsel, dated July 24, 2006. (22)


           (b) Legal Opinion Consent, dated March 20, 2007; filed herewith.

        10     Consent of Deloitte & Touche, LLP; filed herewith.


        11     Not Applicable.

        12     Not Applicable.


        13 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, Amended and Restated effective October 25, 2006; filed herewith.

        14 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 effective September 6, 1996, as amended and restated effective October 25, 2006; filed herewith.


        15     Reserved.

        16 (a) Code of Ethics as amended and restated effective January 1, 2006, pursuant to Rule 17j-1 under the Investment Company Act of 1940. (10)

           (b) MFS Code of Ethics for Personal Trading and Conduct for Non-Management Directors of MFS, effective October 6, 2004. (9)

           (c) Code of Ethics for Non-Management Trustees effective January 1, 2005. (6)


         Power of Attorney, dated February 27, 2007; filed herewith (Trustees). Power of Attorney, dated February 27, 2007; filed herewith (Dwyer). Power of Attorney, dated February 27, 2007; filed herewith (Atkinson).

----------------------
 (1) Incorporated by reference to Registrant's Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on February 22, 1995.
 (2) Incorporated by reference to Registrant's Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on July 28, 1995.

 (3) Incorporated by reference to MFS Series Trust XIV (File No. 811-22033) Registration Statement on Form N-1A filed with the SEC via EDGAR on March 15, 2007.

 (4) Incorporated by reference to MFS Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 20 filed with the SEC via EDGAR on February 26, 1999.

 (5) Incorporated by reference to MFS Series Trust XIII (File Nos. 2-74959 and 811-3327) Post-Effective Amendment No. 35 filed with the SEC via EDGAR on May 17, 2006.

 (6) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.
 (7) Incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the SEC via EDGAR on July 29, 2002.

 (8) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on December 28, 2006.

 (9) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 53 filed with the SEC via EDGAR on November 1, 2004.
(10) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on May 31, 2006.
(11) Incorporated by reference to Registrant's Post-Effective Amendment No. 38 filed with the SEC via EDGAR on July 29, 2003.
(12) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on September 29, 2006.
(13) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on December 27, 2002.
(14) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 62 filed with the SEC via EDGAR on April 27, 2006.
(15) Incorporated by reference to MFS Series Trust X (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.

(16) Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on January 28, 2005.

(17) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 48 filed with the SEC via EDGAR on February 24, 2006.
(18) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 57 filed with the SEC via EDGAR on September 28, 2005.
(19) Incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 29, 2005.
(20) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 55 filed with the SEC via EDGAR on March 14, 2005.
(21) Incorporated by reference to MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Post-Effective Amendment No. 2 filed with the SEC via EDGAR on August 25, 2006.
(22) Incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the SEC via EDGAR on July 27, 2006.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 25. INDEMNIFICATION

         Reference is hereby made to (a) Article V of Registrant's Declaration of Trust, dated December 16, 2004; incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 29, 2005;
(b) Section 4 of the Distribution Agreement between Registrant and MFS Fund Distributors, Inc., filed as an Exhibit to Post-Effective Amendment No. 26; and
(c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement as initially filed.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor will be insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940 as amended.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MASSACHUSETTS INVESTORS TRUST; MFS GROWTH OPPORTUNITIES FUND; MFS SERIES TRUST I (which has 8 series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund); MFS SERIES TRUST II (which has one series: MFS Emerging Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS SERIES TRUST IV (which has four series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund, MFS Money Market Fund and MFS Municipal Bond Fund); MFS SERIES TRUST V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS SERIES TRUST VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities Fund); MFS SERIES TRUST VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income
Fund); MFS SERIES TRUST IX (which has seven series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS SERIES TRUST X (which has 13 series:
MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS SERIES TRUST XI (which has two series: MFS Mid Cap Value Fund and MFS Union Standard Equity Fund); MFS SERIES TRUST XII (which has 6 series: MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund; MFS Lifetime 2040 Fund and MFS Sector Rotational Fund; MFS SERIES TRUST XIII (which has 2 series: MFS Government Securities Fund and MFS Diversified Income Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series:
MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has three series) and MFS Variable Insurance Trust ("MVI") (which has 16 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 28 series), Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

         The Directors of MFS are Robert C. Pozen, Robert J. Manning, Martin E. Beaulieu, Robin A. Stelmach, Donald A. Stewart, James C. Baillie, Ronald W. Osborne and William K. O'Brien. Robert C. Pozen is the Chairman and Chairman of the Board, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria F. Dwyer is Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer, Mark N. Polebaum is an Executive Vice President, General Counsel and Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream and Susan S. Newton are Assistant Secretaries, Michael W. Roberge is an Executive Vice President, Chief Investment Officer-U.S. and Co-Director of Global Research, David A. Antonelli is an Executive Vice President, Chief Investment Officer-Non U.S. and Global Equity Investments and Co-Director of Global Research, Deborah H. Miller is an Executive Vice President and Director of Equity Quantitative Research, Paul T. Kirwan is an Executive Vice President, Chief Financial Officer and Treasurer and Joseph E. Lynch is the Assistant Treasurer and Timothy Tierney is the Tax Officer.

         MASSACHUSETTS INVESTORS TRUST
         MASSACHUSETTS INVESTORS GROWTH STOCK FUND
         MFS GROWTH OPPORTUNITIES FUND
         MFS SERIES TRUST I
         MFS SERIES TRUST II
         MFS SERIES TRUST III
         MFS SERIES TRUST IV
         MFS SERIES TRUST V
         MFS SERIES TRUST VI
         MFS SERIES TRUST VII
         MFS SERIES TRUST VIII
         MFS SERIES TRUST IX
         MFS SERIES TRUST X
         MFS SERIES TRUST XI
         MFS SERIES TRUST XII
         MFS SERIES TRUST XIII
         MFS MUNICIPAL SERIES TRUST
         MFS VARIABLE INSURANCE TRUST
         MFS INSTITUTIONAL TRUST
         MFS MUNICIPAL INCOME TRUST
         MFS MULTIMARKET INCOME TRUST
         MFS GOVERNMENT MARKETS INCOME TRUST
         MFS INTERMEDIATE INCOME TRUST
         MFS CHARTER INCOME TRUST
         MFS SPECIAL VALUE TRUST

         J. Atwood Ives is the Chair, Maria F. Dwyer is President, Tracy A. Atkinson, a Senior Vice President of MFS, is Treasurer, Ellen Moynihan, a Senior Vice President of MFS and James O. Yost, David L. DiLorenzo and Mark Fischer, Vice Presidents of MFS, are the Assistant Treasurers, Mark N. Polebaum, Senior Vice President, General Counsel and Secretary of MFS, is the Secretary, Brian E. Langenfeld, Assistant Vice President and Counsel of MFS, Christopher R. Bohane, Susan A. Pereira and Timothy M. Fagan, Vice Presidents and Senior Counsels of MFS, Ethan D. Corey, Special Counsel of MFS and Susan S. Newton, Senior Vice President and Associate General Counsel of MFS are Assistant Secretaries and Assistant Clerks.

         MFS/SUN LIFE SERIES TRUST

         J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy
A. Atkinson is the Treasurer, James O. Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary, Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

         MONEY MARKET VARIABLE ACCOUNT
         HIGH YIELD VARIABLE ACCOUNT
         CAPITAL APPRECIATION VARIABLE ACCOUNT
         GOVERNMENT SECURITIES VARIABLE ACCOUNT
         TOTAL RETURN VARIABLE ACCOUNT
         GLOBAL GOVERNMENTS VARIABLE ACCOUNT

         J. Kermit Birchfield is Chairman, Maria F. Dwyer is President, Tracy
A. Atkinson is Treasurer, Jim Yost, Ellen M. Moynihan, David L. DiLorenzo and Mark Fischer are the Assistant Treasurers, Mark N. Polebaum is the Secretary and Brian E. Langenfeld, Christopher R. Bohane, Ethan D. Corey, Susan A. Pereira, Timothy M. Fagan and Susan S. Newton are the Assistant Secretaries and Assistant Clerks.

         MFS FLOATING RATE INCOME FUND - (CAYMAN ISLANDS REGISTERED FUND) MFS MERIDIAN FUNDS, SICAV

         Martin E. Beaulieu, Maria F. Dwyer and Robin A. Stelmach are Directors, Tracy A. Atkinson is Treasurer, James O. Yost and Ellen M. Moynihan are the Assistant Treasurers, and Christopher R. Bohane is the Assistant Secretary.

         MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS Floating Rate Income Fund and the MFS Meridian Funds, SICAV ("SICAV Funds"). The SICAV Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the Funds is 47, Boulevard Royal, L-2449 Luxembourg. The SICAV Funds include Asia Pacific Ex-Japan Fund, Continental European Equity Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, Euro Reserve Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Balanced Fund, Global Equity Fund, Global Growth Fund, Global Value Fund, Inflation-Adjusted Bond Fund, Japan Equity Fund, Limited Maturity Fund, Research Bond Fund, Research International Fund, Strategic Income Fund, Technology Fund, UK Equity Fund, US Dollar Money Market Fund, US Emerging Growth Fund, US Equity Fund, US Government Bond Fund, US High Yield Bond Fund, US Research Fund, US Strategic Growth Fund and US Value Fund. The MFS Floating Rate Income Fund is organized as an exempt company under the laws of the Cayman Islands. The principal business address for the MFS Floating Rate Income Fund is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

         James A. Jessee is a Director and President, Martin E. Beaulieu and Robert J. Manning are Directors, Paul T. Kirwan is the Treasurer, Mark N. Polebaum and Juliet Evans are the Secretaries, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Mark D. Kaplan and Susan Newton are Assistant Secretaries, Timothy F. Tierney is the Tax Officer, Sarah Moule is Resident Representative and Appleby Corporate Svs. Ltd. Is Assistant Resident Representative.

         MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the Cayman Islands Registered Fund and the MFS Meridian Funds, SICAV.

         Olivier Lebleu is Managing Director, Mitchell C. Freestone is a Director and Barnaby Wiener is a Director. Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Treasurer, Mark N. Polebaum is the Secretary, Ethan D. Corey, Jeremy Kream, Mark D. Kaplan and Susan Newton are Assistant Secretaries, and Timothy F. Tierney is the Tax Officer.

         MFS DO BRAZIL DESENVOLVIMENT O DE MARCAAO LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Floating Rate Income Fund and MFS Meridian Funds, SICAV.

         Robert J. Manning is the Advisory Board Member and Benedicto D. Filho is the Manager.

         MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

         Graham E. Lenzner is the Director and Chairman of the Board, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Treasurer and Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream and Susan Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

         Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Randolph J. Verzillo is the Treasurer, Joseph E. Lynch is Assistant Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Mark D. Kaplan, Ethan D. Corey, Jeremy Kream and Susan S. Newton are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

         Robert J. Manning is Director and Chairman of the Board, Maureen Leary-Jago is a Director and the President, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream and Susan
S. Newton are Assistant Secretaries, Paul T. Kirwan is the Treasure, Joseph E. Lynch is Assistant Secretary and Timothy F. Tierney is the Tax Officer.

         MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

         Robert J. Manning is Chairman of the Board, Chief Investment Officer and a Director, Martin E. Beaulieu is a Director, Carol Geremiah is the President, Maria Dwyer is Chief Compliance Officer, John F. O'Connor and David
J. Picher are Senior Vice Presidents, Jeremy Kream is the Secretary, Mitchell
C. Freestone, Ethan D. Corey and Mark D. Kaplan are Assistant Secretaries and Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Treasurer and Timothy F. Tierney is Tax Officer.

         SUN LIFE RETIREMENT SERVICES (U.S.), INC. ("SUN LIFE RETIREMENT SERVICES"), a wholly owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

         Claude Accum is a Director, Chairman of the Board, President and Chief Executive Officer, Martin E. Beaulieu and Ronald Friesen are Directors, Paul T. Kirwan is the Treasurer, Joseph E. Lynch is Assistant Secretary, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream and Susan S. Newton are Assistant Secretaries and Timothy
F. Tierney is the Tax Officer.

         MFS INVESTMENT MANAGEMENT K.K. (JAPAN) ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is 16F Daido Seimei Kasumigaseki Bldg., 1-4-2- Kasumigaseki, Chiyoda-ku, Tokyo Japan 100 0013, is involved in investment management activities.

         Carol W. Geremia and Susan Pereira are Directors, Takafumi Ishii is a Director and Representative Director, Paul T. Kirwan is Statutory Auditor, Mark
N. Polebaum is Secretary, Ethan D. Corey, Jeremy Kream, Susan Newton, Mitchell
C. Freestone and Mark D. Kaplan are Assistant Secretaries. Timothy F. Tierney is the Tax Officer.

         MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

         Carol W. Geremia is Director and President, Deborah H. Miller is Director and Investment Officer, Maureen Leary-Jago and Joseph F. Flaherty are Directors, Paul T. Kirwan is the Treasurer, Ethan D. Corey, Jeremy Kream and Susan S. Newton are Assistant Clerks, Mark D. Kaplan is Clerk and Trust Officer and Timothy F. Tierney is the Tax Officer.

         MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

         Robert J. Manning, Carol W. Geremia and Donald A. Stewart are Managers, Mark N. Polebaum is the Secretary, Paul T. Kirwan is Treasurer, Joseph E. Lynch is Assistant Secretary, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

         Robert J. Manning is the Director, Chairman of the Board and President, Donald A. Stewart is a Director, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan and Susan S. Newton are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Joseph Lynch is the Assistant Treasurer and Timothy F. Tierney is the Tax officer.

         MFS INVESTMENT MANAGEMENT COMPANY (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 3 portfolios: MFS Investment Funds-Global Equity Ex-Japan Fund, MFS Investment Funds-Global Equity Fund and MFS Investment Funds-Global Equity Eurozone Bias Fund.

         Maria F. Dwyer, Martin E. Beaulieu and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Joseph E. Lynch is Assistant Treasurer, Mark N. Polebaum is the Secretary, Mitchell C. Freestone, Ethan D. Corey, Jeremy Kream, Susan S. Newton and Mark D. Kaplan are Assistant Secretaries and Timothy F. Tierney is the Tax Officer.

         In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

         Donald A. Stewart               Chief Executive Officer, Sun Life
                                           Assurance Company of Canada, Sun
                                           Life Centre, 150 King Street West,
                                           Toronto, Ontario, Canada (Mr.
                                           Stewart is also an officer and/or
                                           Director of various subsidiaries and
                                           affiliates of Sun Life)

         C. James Prieur                 President and a Director, Sun Life
                                           Assurance Company of Canada, Sun
                                           Life Centre, 150 King Street West,
                                           Toronto, Ontario, Canada (Mr. Prieur
                                           is also an officer and/or Director
                                           of various subsidiaries and
                                           affiliates of Sun Life)

         William W. Stinson              Non-Executive Chairman, Sun Life
                                           Financial and Sun Life Assurance
                                           Company of Canada, Sun Life Centre,
                                           150 King Street West, Toronto,
                                           Ontario, Canada; Chairman, Westshore
                                           Terminals Income Fund, Vancouver,
                                           British Columbia; Director, Grant
                                           Forest Products Inc., Ontario,
                                           Canada and Trustee, Fording Canadian
                                           Coal Trust, Calgary, Alberta

         James C. Baillie                Counsel, Torys, Ontario, Canada; Chair,
                                           Independent Electricity Market
                                           Operator, Ontario, Canada; Chair,
                                           Corel Corporation, Ontario, Canada;
                                           Director, Sun Life Financial,
                                           Ontario Canada; Director, FPI Ltd.,
                                           Newfoundland, Canada


ITEM 27. DISTRIBUTORS

         (a) Reference is hereby made to Item 26 above.

         (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                         NAME                                ADDRESS
                         ----                                -------

         Massachusetts Financial Services            500 Boylston Street
            Company (investment adviser)             Boston, MA  02116

         MFS Fund Distributors, Inc.                 500 Boylston Street
           (principal underwriter)                   Boston, MA 02116

         State Street Bank and Trust Company         State Street South
           (custodian)                               5 - West
                                                     North Quincy, MA  02171

         J.P. Morgan Chase                           270 Park Avenue
                                                     New York, NY 10017

         MFS Service Center, Inc.                    500 Boylston Street
           (transfer agent)                          Boston, MA  02116

         Ropes & Gray                                One International Place
           (counsel)                                 Boston, MA 02110-2624

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 20th day of March, 2007.

                                      MFS(R) MUNICIPAL SERIES TRUST


                                      By:    MARIA F. DWYER*
                                             ---------------------------------
                                      Name:  Maria F. Dwyer
                                      Title: President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on March 20, 2007.

            SIGNATURE                                    TITLE
            ---------                                    -----

MARIA F. DWYER*                       President (Principal Executive Officer)
--------------------------------
Maria F. Dwyer


TRACY A. ATKINSON*                    Principal Financial and Accounting Officer
--------------------------------
Tracy A. Atkinson


ROBERT E. BUTLER*                     Trustee
--------------------------------
Robert E. Butler


LAWRENCE H. COHN*                     Trustee
--------------------------------
Lawrence H. Cohn


DAVID H. GUNNING*                     Trustee
--------------------------------
David H. Gunning


WILLIAM R. GUTOW*                     Trustee
--------------------------------
William R. Gutow


MICHAEL HEGARTY                       Trustee
--------------------------------
Michael Hegarty


J. ATWOOD IVES*                       Trustee
--------------------------------
J. Atwood Ives


ROBERT J. MANNING*                    Trustee
--------------------------------
Robert J. Manning


LAWRENCE T. PERERA*                   Trustee
--------------------------------
Lawrence T. Perera


ROBERT C. POZEN*                      Trustee
--------------------------------
Robert C. Pozen


J. DALE SHERRATT*                     Trustee
----------------------------------
J. Dale Sherratt


LAURIE J. THOMSEN                     Trustee
----------------------------------
Laurie J. Thomsen


ROBERT W. UEK*                        Trustee
----------------------------------
Robert W. Uek


                                      *By:  SUSAN S. NEWTON
                                            -----------------------------------
                                      Name: Susan S. Newton
                                            as Attorney-in-fact

                                      Executed by Susan S. placeCityNewton on
                                      behalf of those indicated pursuant to
                                      Powers of Attorney, dated February 27,
                                      2007; filed herewith (Trustees) (Dwyer)
                                      (Atkinson).

                               POWER OF ATTORNEY

         The undersigned, a Trustee of each company listed on Exhibit A hereto (each, a "Registrant"), hereby severally constitutes and appoints Mark N. Polebaum, Susan S. Newton, Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 27th day of February, 2007.


ROBERT E. BUTLER                      Trustee
--------------------------------
Robert E. Butler


LAWRENCE H. COHN                      Trustee
--------------------------------
Lawrence H. Cohn


DAVID H. GUNNING                      Trustee
--------------------------------
David H. Gunning


WILLIAM R. GUTOW                      Trustee
--------------------------------
William R. Gutow


MICHAEL HEGARTY                       Trustee
--------------------------------
Michael Hegarty


J. ATWOOD IVES                        Trustee
--------------------------------
J. Atwood Ives


ROBERT J. MANNING                     Trustee
--------------------------------
Robert J. Manning


LAWRENCE T. PERERA                    Trustee
--------------------------------
Lawrence T. Perera


ROBERT C. POZEN                       Trustee
--------------------------------
Robert C. Pozen


J. DALE SHERRATT                      Trustee
--------------------------------
J. Dale Sherratt

LAURIE J. THOMSEN                     Trustee
--------------------------------
Laurie J. Thomsen


ROBERT W. UEK                         Trustee
--------------------------------
Robert W. Uek

                                   EXHIBIT A
                                   ---------

                               MFS Series Trust I
                              MFS Series Trust II
                              MFS Series Trust III
                              MFS Series Trust IV
                               MFS Series Trust V
                              MFS Series Trust VI
                              MFS Series Trust VII
                             MFS Series Trust VIII
                              MFS Series Trust IX
                               MFS Series Trust X
                              MFS Series Trust XI
                              MFS Series Trust XII
                             MFS Series Trust XIII
                              MFS Series Trust XIV

                   Massachusetts Investors Growth Stock Fund
                         Massachusetts Investors Trust
                            MFS Charter Income Trust
                      MFS Government Markets Income Trust
                         MFS Growth Opportunities Fund
                            MFS Institutional Trust
                         MFS Intermediate Income Trust
                          MFS Multimarket Income Trust
                           MFS Municipal Income Trust
                           MFS Municipal Series Trust
                            MFS Special Value Trust
                          MFS Variable Insurance Trust

                               POWER OF ATTORNEY

         The undersigned, being the President and Principal Executive Officer of each company listed on Exhibit A hereto (each, a "Registrant"), hereby severally constitutes and appoints Mark N. Polebaum, Susan S. Newton, Christopher R. Bohane Timothy M. Fagan, Brian E. Langenfeld and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 27th day of February, 2007.


MARIA F. DWYER                        President (Principal Executive Officer)
--------------------------------
Maria F. Dwyer

                                   EXHIBIT A
                                   ---------

                               MFS Series Trust I
                              MFS Series Trust II
                              MFS Series Trust III
                              MFS Series Trust IV
                               MFS Series Trust V
                              MFS Series Trust VI
                              MFS Series Trust VII
                             MFS Series Trust VIII
                              MFS Series Trust IX
                               MFS Series Trust X
                              MFS Series Trust XI
                              MFS Series Trust XII
                             MFS Series Trust XIII
                              MFS Series Trust XIV

                   Massachusetts Investors Growth Stock Fund
                         Massachusetts Investors Trust
                            MFS Charter Income Trust
                      MFS Government Markets Income Trust
                         MFS Growth Opportunities Fund
                            MFS Institutional Trust
                         MFS Intermediate Income Trust
                          MFS Multimarket Income Trust
                           MFS Municipal Income Trust
                           MFS Municipal Series Trust
                            MFS Special Value Trust
                          MFS Variable Insurance Trust

                               POWER OF ATTORNEY

         The undersigned, being the Treasurer and Principal Financial and Accounting Officer of each company listed on Exhibit A hereto (each, a "Registrant"), hereby severally constitutes and appoints Mark N. Polebaum, Susan S. Newton, Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 27th day of February, 2007.


TRACY A. ATKINSON                     Principal Financial and Accounting Officer
--------------------------------
Tracy A. Atkinson

                                   EXHIBIT A
                                   ---------

                               MFS Series Trust I
                              MFS Series Trust II
                              MFS Series Trust III
                              MFS Series Trust IV
                            MFS Series Trust V
                              MFS Series Trust VI
                              MFS Series Trust VII
                             MFS Series Trust VIII
                              MFS Series Trust IX
                               MFS Series Trust X
                              MFS Series Trust XI
                              MFS Series Trust XII
                             MFS Series Trust XIII
                              MFS Series Trust XIV

                   Massachusetts Investors Growth Stock Fund
                         Massachusetts Investors Trust
                            MFS Charter Income Trust
                      MFS Government Markets Income Trust
                         MFS Growth Opportunities Fund
                            MFS Institutional Trust
                         MFS Intermediate Income Trust
                          MFS Multimarket Income Trust
                           MFS Municipal Income Trust
                           MFS Municipal Series Trust
                            MFS Special Value Trust
                          MFS Variable Insurance Trust

                               INDEX TO EXHIBITS

EXHIBIT NO.                    DESCRIPTION OF EXHIBIT                   PAGE NO.
-----------                    ----------------------                   --------

      1 (b)      Certification of Amendment to the Declaration of
                   Trust - Establishment and Designation of Classes A1 and B1 in MFS Municipal Income Fund, dated
                   November 28, 2006.

      9 (b)      Legal Opinion Consent, dated March 20, 2007.

     10          Consent of Deloitte & Touche, LLP.

     13 (a)      Master Distribution Plan pursuant to Rule 12b-1
                   under the Investment Company Act of 1940, effective January 1, 1997, Amended and Restated effective October 25, 2006.

     14          Plan pursuant to Rule 18f-3(d) under the Investment
                   Company Act of 1940 effective September 6, 1996 and, amended and restated effective October 25, 2006.